Rule 497(e)
                                                               File Nos. 2-80886
                                                                   and 811-03626




                                Citizens Funds(R)

                       Citizens Small Cap Core Growth Fund
                          Citizens Emerging Growth Fund
                            Citizens Core Growth Fund
                                Citizens 300 Fund
                          Citizens Small Cap Value Fund
                               Citizens Value Fund
                           Citizens Global Equity Fund
                             Citizens Balanced Fund
                              Citizens Income Fund
                         Citizens Ultra Short Bond Fund
                           Citizens Money Market Fund


                        Supplement dated May 26, 2005 to
                        Prospectus dated August 27, 2004


The "Distribution fees" section at the top of page 36 of the prospectus is deleted in its entirety and replaced with the following:

Distribution fees Under Citizens Funds' Distribution Plan, Standard and Administrative shares pay fees to Citizens Securities and others who provide distribution or administration services to the funds. These services may include advertising, marketing and commissions to outside brokers. Because these fees are paid out of fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, Citizens Securities may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. Citizens Securities makes payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by Citizens Securities and may be substantial. Citizens Advisers may make similar payments under similar arrangements. These payments are often referred to as "revenue sharing payments." The recipients of these payments may include broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the funds. These payments may provide a financial intermediary and its salespersons with an incentive to favor sales of the funds' shares over sales of other mutual funds (or non-mutual fund investments) where the intermediary does not receive such payments or receives them in a lower amount. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the funds. Please contact your financial intermediary for details about revenue sharing payments it may receive.